SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 31, 2003




                           CALIFORNIA CLEAN AIR, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Nevada
                        --------------------------------
                 (State or other jurisdiction of incorporation)


            0-31451                                    75-3090496
  -----------------------------                 -----------------------
    (Commission File Number)                (IRS Employer Identification Number)



               3790 Via de la Valle, Suite 103, Del Mar, CA 92014
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (760)494-6497
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              (Registrant's telephone number, including area code)


                                       N/A
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         (Former name or former address, if changed since last report)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         As previously disclosed is its 8K report filed August 21, 2003, the registrant, through its wholly-owned subsidiary, Smog Centers of California LLC, purchased the Smog Check station located at 7319 Broadway, Lemon Grove, California. The purchase price was $60,000. The purchase was closed on August 21, 2003, with payment in full made at the closing.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Included with this report are the consolidated financial statements of the registrant for the fiscal years ended December 31, 2001 and December 31, 2002 with the pro forma financial information with respect to the Lemon Grove acquisition described in Note 6 Subsequent Events. See Exhibit 99.1.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                California Clean Air, Inc.

Date:  October 31, 2003                         By: STEPHEN D. WILSON
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                                                   Stephen D. Wilson, President